UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 15, 2009

UNITED MINES, INC.
(Exact name of registrant as specified in its charter)

Arizona (State or other jurisdiction of incorporation)	000-53727 (Commission File Number)	83-0452269 (I.R.S. Employer Identification No.)

11924 N. Centaurus Place Oro Valley, AZ 85737 (Address of principal executive offices) (zip code)

(520) 742-3111 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

Our recent Registration Statement on Form S-1, declared effective by the Securities and Exchange Commission June 29, 2009 (the “Registration Statement”), included an offering of newly issued common stock for sale by us at $5.00 per share (the “Offering”).  We closed the Offering on July 15, 2009 (the “Closing”).  We did not offer or sell any securities under the Offering prior to the Closing.

The closing of this offering for newly issued shares of the company, does not in any way affect the ability of the selling shareholders listed in the Registration Statement from selling their shares pursuant to the prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2009	United Mines, Inc., an Arizona corporation
/s/ Glenn E. Martin
	By:	Glenn E. Martin
	Its:	President and Chairman of the Board